UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 29, 2008

ORION MARINE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-145588	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12550 Fuqua St.
Houston, Texas  77034
(Address of principal executive offices)

(713) 852-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁯           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁯	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁯	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 10.22

EXPLANATORY NOTE

On March 4, 2008, Orion Marine Group, Inc. (the “Company”) filed a Current Report on Form 8-K reporting the completion of the purchase by the Company of substantially all of the assets of Subaqueous Services, Inc. (Items 1.01 and 2.01).

Item 1.01        Entry Into a Material Definitive Agreement
This amendment No. 2 provides the Lease Agreement referenced in Item 1.01 and 2.01 of the Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits

(a)          Exhibits

Exhibit No.                      Description

2.01
Purchase Agreement by and among Lance Young and Orion Marine Group, Inc., dated February 29, 2008 (previously filed as an exhibit to this Current Report on Form 8-K on March 4, 2008 and as an exhibit to Amendment No. 1 to this Current Report on Form 8-K/A filed on May 13, 2008)

10.1.1
First Amendment to Loan Agreement dated February 29, 2008, among the Company, the lenders party thereto and Amegy National Association, a national banking association, as agent (previously filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 filed on May 8, 2008 and as an exhibit to Amendment No. 1 to this Current Report on Form 8-K/A filed on May 13, 2008)

10.22*	Lease Agreement dated February 29, 2008 between Subaqueous Services, LLC and Hill Street, LLC

99.1
Orion Marine Group, Inc. press release dated February 29, 2008 announcing the acquisition of substantially all of the assets of Subaqueous Services, Inc. (previously filed as an exhibit to this Current Report on Form 8-K on March 4, 2008)

99.2
Audited financial statements of Subaqueous Services, Inc. as of December 31, 2007 and for the year then ended (previously filed as an exhibit to Amendment No. 1 to this Current Report on Form 8-K/A filed on May 13, 2008)

99.3
Unaudited pro forma condensed combined balance sheet as of December 31, 2007 and unaudited pro forma condensed combined statements of income for the year ended December 31, 2007 of Orion Marine Group, Inc. and Subaqueous Services, Inc.(previously filed as an exhibit to Amendment No. 1 to this Current Report on Form 8-K/A filed on May 13, 2008)

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION MARINE GROUP, INC.

____/s/  Mark R. Stauffer________
By:           Mark R. Stauffer
Title:           Chief Financial Officer

Date:  May 14, 2008

EXHIBIT INDEX

Exhibit No.                      Description

10.22*	Lease Agreement dated February 29, 2008 between Subaqueous Services, LLC and Hill Street, LLC